POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners Plus 3 Variable Annuity
    Discovery Select
    Strategic Partners Select

Index-Linked Allocation Investment Options pertaining to the following products
    Prudential FlexGuard B Series

Strategic Partners Horizon Annuity

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July 2023.

/s/ Robert E. Boyle
Robert E. Boyle
Director, Chief Financial Officer,
Chief Accounting Officer and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners Plus 3 Variable Annuity
    Discovery Select
    Strategic Partners Select

Index-Linked Allocation Investment Options pertaining to the following products
    Prudential FlexGuard B Series

Strategic Partners Horizon Annuity

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July 2023.

/s/ Markus Coombs
Markus Coombs
Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners Plus 3 Variable Annuity
    Discovery Select
    Strategic Partners Select

Index-Linked Allocation Investment Options pertaining to the following products
    Prudential FlexGuard B Series

Strategic Partners Horizon Annuity

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July 2023.

/s/ Alan M. Finkelstein
Alan M. Finkelstein
Director and Treasurer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners Plus 3 Variable Annuity
    Discovery Select
    Strategic Partners Select

Index-Linked Allocation Investment Options pertaining to the following products
    Prudential FlexGuard B Series

Strategic Partners Horizon Annuity

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July 2023.

/s/ Scott E. Gaul
Scott E. Gaul
Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners Plus 3 Variable Annuity
    Discovery Select
    Strategic Partners Select

Index-Linked Allocation Investment Options pertaining to the following products
    Prudential FlexGuard B Series

Strategic Partners Horizon Annuity

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July 2023.

/s/ Salene Hitchcock-Gear
Salene Hitchcock-Gear
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners Plus 3 Variable Annuity
    Discovery Select
    Strategic Partners Select

Index-Linked Allocation Investment Options pertaining to the following products
    Prudential FlexGuard B Series

Strategic Partners Horizon Annuity

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July 2023.

/s/ Dylan J. Tyson
Dylan J. Tyson
Director, President and Chief Executive Officer